UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2021

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 11, 2021, Augmedix Operating Corp., f/k/a Augmedix, Inc., a Delaware corporation (the “Company”), entered into a Sixth Amendment to the Master Services Agreement (the “Sixth Amendment”) with Sutter Health, a California nonprofit public benefit corporation (the “Customer”). The Sixth Amendment amends the Master Services Agreement, dated April 15, 2015, by and between the Company and the Customer (the “MSA”), to, among other things, extend the term of the agreement for three (3) years until April 14, 2024 and add Augmedix Notes – Statement of Work No. 2 (the “SOW No.2”) as a supplement to the MSA. Pursuant to the SOW No.2, the Company may offer Augmedix Notes, a non-real time documentation solution provided by the Company, to the authorized users of the Customer, and the Company will implement and deploy the software and hardware in connection thereto.

The Sixth Amendment and the SOW No.2 are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Sixth Amendment and the SOW No.2 does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment and the SOW No.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Sixth Amendment to the Master Service Agreement by and between Augmedix Operating Corp., f/k/a Augmedix, Inc. and Sutter Health.

10.2*	Augmedix Notes – Statement of Work No. 2, as a supplement to the Master Services Agreement by and between Augmedix Operating Corp., f/k/a Augmedix, Inc. and Sutter Health.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: September 16, 2021	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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